UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 2004

1-12630

(File Number)

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	36-3910279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois 60523
(address of principal executive offices)

(630) 586-8000
(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure

On May 19, 2004, we announced a two-for-one split of our Common Shares of Beneficial Interest (the “Share Split”), to be effected in the form of a dividend of one additional Common Share for each Common Share outstanding at the close of business on the June 1, 2004 record date.  The share dividend will be distributed on June 30, 2004, and our Common Shares will begin trading on a split-adjusted basis on July 1, 2004.

As a result of the Share Split, and pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of shares offered pursuant to each of the following of our Registration Statements remaining unsold as of June 1, 2004 will be doubled:

•                                          Registration Statement on Form S-8 (No. 333-113561) filed with the Securities and Exchange Commission (the “Commission”) on March 12, 2004

•                                          Registration Statement on Form S-8 (No. 333-55986) filed with the Commission on February 21, 2001

•                                          Registration Statement on Form S-8 and S-3 (No. 333-62887) filed with the Commission on September 4, 1998

•                                          Registration Statement on Form S-8 and S-3 (No. 333-34687) filed with the Commission on August 29, 1997

•                                          Registration Statement on Form S-8 (No. 333-05141) filed with the Commission on June 4, 1996

•                                          Registration Statement on Form S-8 and S-3 (No. 333-05087) filed with the Commission on June 3, 1996

The Share Split will also affect the number of Rights (the “Rights”) existing pursuant to the terms of the Rights Agreement, as amended, between CenterPoint Properties Trust and First Chicago Trust Company of New York, as Rights Agent, dated as of July 30, 1998 (the “Rights Agreement”).  The Rights are registered on a Form 8-A filed with the Commission on August 3, 1998 (File No. 001-12630).

Prior to the Share Split, each Common Share is accompanied by one Right, each Right entitles its holder to purchase one one-thousandth of a Junior Participating Preferred Share, Series A (a “Preferred Share”) for $120 and the Exercise Amount (as defined in the Rights Agreement) is $120 per Right.  Following the Share Split:  (i) the number of Rights outstanding will be adjusted so that after giving effect to the Share Split the number of Rights outstanding will be exactly equal to the number of Common Shares outstanding (i.e., the number of Rights outstanding will double); (ii) the Exercise Amount will be adjusted by multiplying the Exercise Amount in effect immediately prior to the Share Split by a fraction, the numerator of which is the number of Common Shares outstanding immediately prior to the Share Split and the denominator of which is the number of Common Shares outstanding immediately after the Share Split (i.e., the Exercise Amount for each Right will be adjusted to $60); (iii) the fraction of a Preferred Share purchasable with each Right immediately after the Share Split will be equal to the product derived by multiplying the fraction of a Preferred Share purchasable with each Right immediately prior to the Share Split times the fraction described in item (ii) above (i.e., each Right will entitle its holder (when and if the Right becomes exercisable) to purchase one two-thousandth of one Preferred Share); and (iv) the purchase price for each one one-thousandth of a Preferred Share will not change (i.e., the purchase price will remain $120, so that the price for each one two-thousandth of a Preferred Share purchasable with each Right will be $60).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland business trust

Dated: June 10, 2004	By:	/s/ Paul S. Fisher
Paul S. Fisher
Executive Vice President and
Chief Financial Officer